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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  September 6, 1996


                         FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



          ARKANSAS                     0-11916                      71-0538646
(State or other jurisdiction         (Commission                   (IRS Employer
      of incorporation)              File Number)                 Identification
                                                                      Number)


           MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS  71730
                (Address of principal executive offices)   (Zip Code)



     Registrant's telephone number, including area code: (501) 863-3181
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 30, 1996, First United Bancshares, Inc., El Dorado, Arkansas ("First United"), acquired all of the issued and outstanding common stock of Carlisle Bancshares, Inc., Little Rock, Arkansas ("Carlisle"), pursuant to the Restated Agreement and Plan of Reorganization, dated April 1, 1996 ("Agreement"), whereby First United acquired 139,142 shares of common stock of Carlisle in exchange for the issuance of 506,717 shares of First United common stock and satisfied unexercised stock options of Carlisle common stock by issuing an additional 1,383 shares of First United common stock. The average price of First United common stock was defined, pursuant to the Agreement, as the average sales price per share for all trades occurring during the period of ten (10) trading days on which one or more trades actually takes place and which ends immediately prior to the second trading day preceding the closing date. The average price was $27.6865 resulting in an exchange ratio of 3.6418 shares of First United common stock for every one (1) share of Carlisle common stock. The method of calculating the above described average sales price and exchange ratio are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-06185 as filed with the Securities and Exchange Commission ("SEC") on June 18, 1996, and which became effective July 12, 1996 ("Registration Statement").

         Carlisle was a multi-bank holding company which owned 100% of the common stock of The Citizens Bank & Trust Company, Carlisle, Arkansas, FirstBank of Arkansas, Brinkley Arkansas and Hazen First State Bank, Hazen, Arkansas. Carlisle engaged, directly or through subsidiaries, in those activities closely related to banking which are specifically permitted under the Bank Holding Company Act of 1956, as amended.

         Pursuant to the Agreement, no fractional shares of First United common stock were issued. Therefore, Carlisle stockholders have received or will receive cash payments for their fractional shares. First United has made or will make all cash payments from its excess funds. Prior to consummating the Agreement, First United had 7,738,.109 shares of common stock issued and outstanding. By issuing 508,100 shares of First United common stock, which amounted to 6.57% of the pre-merger issued and outstanding shares, First United presently has 8,246,209 shares issued and outstanding. All of the issued and outstanding shares are listed on the National Association of Securities Dealers automated quotation system national market system.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements are herein incorporated by reference:

         (a)     Financial Statements of Business Acquired.

                 (1) Financial statements of Carlisle Bancshares, Inc., and notes thereto as previously filed by First United in its Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-06185 as filed with the Securities and Exchange Commission on June 18, 1996, and Amendment No. 1 thereto filed on July 10, 1996, which became effective July 12, 1996.

         (b) Pro-forma Financial Information required pursuant to Article 11 of Regulation S-X:

                 (1) Pro-forma financial information of First United Bancshares, Inc. and Carlisle Bancshares, Inc. as previously filed by First United in its Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-06185 as filed with the Securities and Exchange Commission on June 18, 1996, and Amendment No. 1 thereto filed on July 10, 1996, which became effective July 12, 1996.


         (c)     Exhibits.





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                               INDEX TO EXHIBITS

Exhibit No.               Description of Exhibit

      2 Restated Agreement and Plan of Reorganization between First United Bancshares, Inc. and Carlisle Bancshares, Inc. and Plan of Merger attached as Exhibit A thereto incorporated herein by reference as previously filed by First United in its Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-06185 as filed with the Securities and Exchange Commission on June 18, 1996, and Amendment No. 1 thereto, filed on July 10, 1996, which became effective July 12, 1996.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FIRST UNITED BANCSHARES, INC.
                                        (REGISTRANT)


                                        By  /s/ John E. Burns
                                            -----------------------------------
                                            John E. Burns, Vice President and
                                            Chief Financial Officer

Date:  September 6, 1996





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